UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2021

Advanced Energy Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26966	84-0846841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1595 Wynkoop Street, Suite 800, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(970) 407-6626

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AEIS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 7, 2021 (the “Effective Date”), Mr. Dana Huth, Executive Vice President & Chief Revenue Officer (“Mr. Huth”) of Advanced Energy Industries, Inc. (the “Company”) resigned his executive officer position as Executive Vice President & Chief Revenue Officer of the Company effective immediately.  Under the terms of the Transition and Separation Agreement (the “Agreement”) between Mr. Huth and the Company, Mr. Huth will continue as an at-will employee of the Company and will be available for transition assistance as needed through September 13, 2021 (the “Separation Date”).  During this time, he will receive his current base salary, health benefits, and earned incentives, such as the vesting of restricted stock units in the normal course.  Subject to compliance with the terms of the Agreement, Mr. Huth would also receive severance payments equal to six months of his base salary from the Separation Date to March 14, 2022.  Under the Agreement, Mr. Huth provided a release of claims against the Company, agreed to a six (6) month non-compete covenant commencing as of the Separation Date, and agreed to other standard provisions, all subject to the applicable revocation period.

The description of the Transition and Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transition and Separation Agreement, a copy of which is expected to be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	The cover page from Advanced Energy Industries, Inc. Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Tom McGimpsey
Date: July 9, 2021	Tom McGimpsey
Executive Vice President & Chief Administrative Officer

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